UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

AVROBIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38537	81-0710585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Technology Square
Sixth Floor
Cambridge, MA 02139
(Address of principal executive offices, including zip code)

(617) 914-8420
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVRO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2023, in connection with the previously announced agreement providing for the sale of the cystinosis gene therapy program of AVROBIO, Inc. (the “Company”) and the other transactions contemplated thereunder (such transactions, the “Asset Sale”), the Compensation Committee of the Board of Directors of the Company approved transaction bonuses, conditioned upon the closing of the Asset Sale, of $150,000 for Erik Ostrowski, the Company’s President, Interim Chief Executive Officer, Chief Financial Officer and Treasurer, and $100,000 for Azadeh Golipour, the Company’s Chief Technology Officer, (the “Transaction Bonuses”). The Transaction Bonuses will be payable in three equal installments within 90 days following the closing of the Asset Sale. In certain circumstances, should Mr. Ostrowski or Dr. Golipour resign or be terminated prior to any of their installment payment dates, any such unpaid installments following such date shall be forfeited and not paid.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2023, the Company held its previously announced 2023 Annual Meeting of Stockholders (the “Meeting”), at which a quorum was present. The proposals voted on at the Meeting and the final voting results for each proposal are as follows:

1.	The Company’s stockholders elected the two director nominees listed below to serve as Class II directors until the Company’s 2026 annual meeting of stockholders, with the votes cast as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ian Clark	20,810,217	5,332,015	8,660,564
Annalisa Jenkins, M.B.B.S., F.R.C.P.	16,685,601	9,456,631	8,660,564

2.
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,092,579	33,201	677,016	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVROBIO, INC.

Date: June 9, 2023	By:	/s/ Erik Ostrowski
Erik Ostrowski
President, Interim Chief Executive Officer, Chief Financial Officer and Treasurer